                                                                Exhibit 10.12



                             EMPLOYMENT AGREEMENT
                             --------------------


         EMPLOYMENT AGREEMENT (the "Agreement") by and between Medical Resources, Inc., a Delaware corporation (the "Company"), and Geoffrey A. Whynot (the "Executive"), dated as of the 23rd day of March, 1998.

                              W I T N E S S E T H:
                              -------------------

      1. Employment Period. Subject to the terms and conditions of this
         ------------------
Agreement, the Company hereby agrees to employ the Executive and the Executive hereby agrees to remain in the employ of the Company, for the period commencing on March 23, 1998 (the "Effective Date") and ending on the date this Agreement is terminated in accordance with Section 3 (the "Employment Period").

     2.  Terms of Employment.  (a)  Position and Duties.  (i)  Commencing on the
         -------------------        -------------------
Effective Date and for the remainder of the Employment Period, the Executive shall be Senior Vice President - Finance and Chief Financial Officer of the Company, shall report exclusively to the Company's Chief Executive Officer ("CEO") and shall have such duties, responsibilities and authority as are customary to the office of Chief Financial Officer of a publicly traded United States corporation. The Executive shall be based at the Company's offices in Hackensack, New Jersey, provided that the Executive shall perform such duties
                        --------
and responsibilities not involving a permanent transfer of his base of operations outside of Hackensack, New Jersey at such other places as shall from time to time be necessary to fulfill his obligations hereunder.

     (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote full time during normal business hours to the business and affairs of the Company and to use the Executive's best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period the Executive shall not be engaged in any other business activity whether or not such business activity is pursued for gain, profit or other pecuniary advantage, but this shall not be construed as preventing the Executive from investing his personal assets in businesses which do not compete with the Company in such form or manner as will not require any services on the part of the Executive in the operation of the affairs of the companies in which such investments are made and in which his participation is solely that of an investor, and except that the Executive may purchase securities in any corporation whose securities are regularly traded provided that such purchase shall not result in his owning beneficially at any time, other than through a registered investment company, one percent (1%) or more of the equity securities of any corporation engaged in a business competitive with that of the Company.

     (b)  Compensation.  (i)  Base Salary.  During the Employment Period, the
          ------------        -----------
Executive shall receive an annual base salary ("Annual Base Salary") of $185,000. The Annual Base Salary shall be paid in accordance with the normal payroll practices of the Company and may be increased (but not decreased) from time to time at the discretion of the Company's Board of Directors (the "Board").


     (ii)   Annual Bonus.  In addition to Annual Base Salary, the Executive
            ------------
shall be eligible to receive an annual bonus (the "Annual Bonus") for each calendar year during the Employment Period, provided that the Executive is
                                            --------
employed on the last day of such calendar year. Subject to the foregoing proviso, for calendar year 1998, the Executive shall receive an Annual Bonus in an amount not less than $100,000. For all other calendar years during the Employment Period, the target amount of the Annual Bonus for any year shall be fifty percent (50%) of the Annual Base Salary in effect for that year. Subject to the foregoing proviso for a minimum Annual Bonus for calendar year 1998, the actual amount of the Annual Bonus for any calendar year shall be determined by the Board at its discretion and paid no later than March 15 of the calendar year following the calendar year for which the Annual Bonus is awarded.

     (iii)  Stock Options.  The Executive shall be granted, on the Effective
            -------------
Date, nonqualified stock options (the "Options") to acquire 160,000 shares of the common stock of the Company, $0.01 par value per share (the "Common Stock"), at an exercise price per share of $10.625. The Options shall have a term of ten years from the date of grant and twenty-five percent (25%) of the Options shall vest and become exercisable on each of the first, second, third and fourth anniversaries of the Effective Date, provided Executive remains in the employ of the Company on each such anniversary date; provided, however, that in the event
                                           --------  -------
of a "Change in Control" (as defined in Section 7), any outstanding unvested Options shall become immediately vested and exercisable.

     (iv)   Benefit Plans.  During the Employment Period, the Executive and/or
            -------------
the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under employee benefit plans provided by the Company (including, without limitation, medical, prescription, dental, disability, group life, accidental death and travel accident insurance plans and programs, and incentive, savings and retirement plans and programs) to the extent applicable generally to other senior executives of the Company. In addition, the

Company shall use its best efforts to obtain, pay for, and keep in force during the Employment Period, a term life insurance policy in favor of a beneficiary named by the Executive providing a death benefit in the amount of $350,000 (subject to the
Executive passing any physical examinations required by the insurance carrier).

     (v)    Insurance.  The Company shall maintain such insurance for the
            ---------
protection of the Executive as is appropriate and customary for the officers and directors of entities engaged in the Company's business. Such insurance shall cover Executive with respect to his services for the Company and affiliates thereof (including as a director, if applicable).

     (vi)   Expenses.  During the Employment Period, the Company shall pay or
            --------
promptly reimburse the Executive for all reasonable business expenses upon presentation of receipts therefor in accordance with the normal practices of the Company. In addition, the Company shall reimburse the Executive, upon presentation of appropriate receipts, for the reasonable expenses incurred by the Executive in transporting his household belongings to one location in the Hackensack, New Jersey area from Lancaster, Pennsylvania, and for the cost of a reasonable and customary real estate commission incurred by the Executive on the sale of his home in Lancaster, Pennsylvania.

     (vii)  Automobile Allowance.  During the Employment Period, the Executive
            --------------------
shall receive an automobile allowance in an amount equal to $650.00 per month to cover the cost of leasing or purchasing an automobile, as well as other related expenses. The allowance shall be increased as of each January 1 in the Employment Period to reflect increases in the United States Consumer Price Index for All Urban Consumers.

     (viii) Vacation.  During the Employment Period, the Executive shall be
            --------
entitled to four weeks of paid vacation per year.

     (ix)   Temporary Housing.  The Company will reimburse Executive for the
            -----------------
cost of renting a temporary home in the Hackensack, New Jersey area, at a total cost not to exceed $2,000 per month, for the period commencing on the Effective Date (or such later date on which the Executive first rents such home) and ceasing on the earlier of (A) the date the Executive closes the sale of his real property in Lancaster, Pennsylvania or (B) the six-month anniversary of the Effective Date (the "Relocation Period"). In addition, the Company shall reimburse the Executive for the cost of (X) one round-trip visit for the Executive from the Hackensack, New Jersey area to Lancaster, Pennsylvania for each two weeks of the Relocation Period and (Y) three trips to the Hackensack, New Jersey area for the Executive's spouse to assist the Executive in obtaining a permanent residence, including the cost of round-trip travel by car or train from Lancaster, Pennsylvania, and reasonable local travel and food expenses during such trips.

     3. Termination of Employment.  (a)  Death or Disability.  The Executive's
        -------------------------        -------------------
employment shall terminate automatically upon the Executive's death during the Employment Period. If the Board determines in good faith that the "Disability" (as defined below) of the Executive has occurred during the Employment Period, it may terminate the Executive on account of such Disability. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for 90 consecutive days, or 90 out of 120 consecutive days, as a result of incapacity due to mental or physical illness which is determined by the Board to prevent the Executive from performing his duties to the Company.

     (b) With or Without Cause.  The Company may terminate the Executive's
         ---------------------
employment during the Employment Period with or without Cause. For purposes of this Agreement, "Cause" shall mean: (i) a material breach by the Executive of the terms of this Agreement, (ii) the conviction of, plea of guilty or no contest to, a felony or crime involving moral turpitude, or (iii) a failure by the Executive to follow the reasonable lawful instructions of the CEO; provided
                                                                       --------
that the Executive may be terminated for Cause pursuant to clause (iii) above only after a written demand for substantial performance is delivered to the Executive by the CEO, which specifically identifies the manner in which the CEO believes that the Executive has not followed the lawful instructions of the CEO, and the Executive fails to cure such noncompliance within thirty days after receipt of such demand.

     (c) With or Without Good Reason.  The Executive's employment may be
         ---------------------------
terminated by the Executive with or without Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without the Executive's prior written consent, a material breach by the Company of this Agreement (and without limitation, any breach by the Company of its obligations pursuant to Section 2(a)(i) hereof shall be a material breach), other than a breach which is remedied by the Company within 30 days after receipt of notice thereof given by the Executive.

     (d) Notice of Termination.  Any termination by the Company or by the
         ---------------------
Executive shall be communicated to the other party by a "Notice of Termination" (as defined below) to the other party hereto given in accordance with Section 10(e) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the "Date of Termination" (as defined in Section 3(e)) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause, whether or not known at the time, shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

     (e)  Date of Termination.  "Date of Termination" means (i) if the
          -------------------
Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, or by the Executive without Good Reason, the Date of Termination shall be the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; and (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the first date on which the Board makes the determination that the Executive shall be terminated as a result of his having been absent from his duties to the extent required by the definition of Disability set forth in
Section 3(a) of this Agreement, as the case may be.

     4. Obligations of the Company Upon Termination. (a) Good Reason; Other Than
        -------------------------------------------      -----------------------
for Cause or Disability. If the Executive shall terminate employment for Good
-----------------------
Reason or the Company shall terminate the Executive's employment other than for Cause or Disability:

          (i) the Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the sum of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not previously paid ("Accrued Salary"), (B) if such termination occurs following the end of a calendar year and, prior to or following such termination, an Annual Bonus for such calendar year is determined by the Board acting in good faith to have been earned, the amount of such Annual Bonus ("Accrued Bonus"), and (C) if such termination occurs prior to the end of a calendar year, thereby causing Executive to be ineligible for an Annual Bonus pursuant to Section 2(b)(ii) hereof, an amount of bonus determined by the Board acting in good faith to have been earned for the portion of such calendar year that Executive was employed ("Partial Bonus");

          (ii) the Company shall continue to pay to the Executive his Annual Base Salary, in effect as of the Date of Termination, for a period of twelve
(12) months following the Date of Termination, payable in accordance with the Company's normal payroll practices; provided, however, that if the Executive
                                    --------  -------
becomes reemployed with another employer, the amounts to be paid under this
Section 4(a)(ii) shall be reduced, on a dollar for dollar basis, by any compensation received from such employer which is attributable to services performed by the Executive in the period in which such amounts under this
Section 4(a)(ii) otherwise would have been paid; further, provided that any such
                                                 -------  --------
compensation shall be promptly reported by the Executive to the Company; further, provided, that if such termination shall occur within twelve (12)
-------  --------
months following a Change in Control, in addition to the benefits provided under
Section 4(a)(i) and (iii) hereof, the Executive shall receive a lump sum cash payment, within 30 days after the Date of Termination, in an amount equal to twelve (12) months of his then current Annual Base Salary, which amount shall not be subject to reduction for any compensation earned from another employer; and

          (iii) the Company shall continue to provide to the Executive for a period of twelve (12) months following the Date of Termination, benefits under "employee welfare plans" (as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), other than the life insurance policy referenced in the last sentence of Section 2(b)(iv), at least equal to those which were provided to the Executive immediately prior to the Date of Termination; provided, however, that if the Executive becomes reemployed
                     --------  -------
with another employer and is eligible to receive any of such benefits under another employer provided plan at the other employer's cost, other than reasonable and customary employee contributions (whether or not he actually elects to receive such benefits), the corresponding benefits described herein shall be terminated; further, provided, however, that the Company shall not be
                     -------  --------  -------
required to provide any such benefit if the effect thereof would be to violate the terms of any law, plan or insurance policy or jeopardize the tax benefit associated with such benefit to which the Company otherwise would be entitled, but in such event, the Company shall pay to the Executive, in cash, an amount equal to the cost of providing such benefit. Any such benefits provided by another employer shall be promptly reported by the Executive to the Company as the Executive becomes eligible therefor.

     (b)  Death, Disability, With Cause, Without Good Reason.  If the
          --------------------------------------------------
Executive's employment is terminated by reason of the Executive's death, Disability, termination by the Company with

Cause or termination by the Executive without Good Reason, this Agreement shall terminate without further obligations to the Executive or his legal representatives under this Agreement, other than for payment of Accrued Salary and, in the case of a termination by reason of death or Disability, payment of Accrued Bonus and Partial Bonus, which shall be paid to the Executive or his estate or beneficiary, as applicable, in a lump sum in cash within 30 days following the Date of Termination. If the Executive's employment is terminated for Cause, nothing in this Agreement shall prevent the Company from pursuing any other available remedies against the Executive.

      5. Confidential Information; Nonsolicitation; Noncompetition;
         ----------------------------------------------------------
Nondisparagement.  (a)  The Executive shall hold in a fiduciary capacity for the
----------------
benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it.


     (b) The Executive hereby covenants and agrees that for eighteen (18) months following the termination of the Executive's employment for any reason, the Executive shall not, directly or indirectly, employ or seek to employ any person who is at the Date of Termination, or was at any time within the six-month period preceding the Date of Termination, an employee of the Company or any of its subsidiaries or affiliates or otherwise cause or induce any employee of the Company or any of its subsidiaries or affiliates to terminate such employee's employment with the Company or such subsidiary or affiliate for the employment of another company.

     (c) The Executive hereby covenants and agrees that during the Employment Period and for twelve (12) months following the termination of the Executive's employment for any reason, the Executive will not, without the prior written consent of the Company, engage in "Competition" (as defined below) with the Company. For purposes of this Agreement, if the Executive takes any of the following actions he will be engaged in "Competition": engaging in or carrying on, directly or indirectly, any enterprise, whether as an advisor, principal, agent, partner, officer, director, employee, stockholder, associate or consultant to any person, partnership, corporation or any other business entity, that is principally engaged in any business in which the Company is engaged, or is contemplating becoming engaged, on the Date of Termination, in any area in which the Company is then engaged, or is then contemplating being engaged, in such business; provided, however, that "Competition" will not
                           --------  -------
include (i) the mere ownership of securities in any enterprise and exercise of rights appurtenant thereto or (ii) participation in management of any enterprise or business operation thereof other than in connection with the competitive operation of such enterprise.

     (d) The Executive hereby covenants and agrees that during the Employment Period and for twelve (12) months following the termination of the Executive's employment for any reason, the Executive will not assist a third party in preparing or making an unsolicited bid for the Company, engaging in a proxy contest with the Company, or engaging in any other similar activity.

     (e) During the Employment Period and following the termination of the Executive's employment for any reason, the parties hereto each agree not to make disparaging public statements concerning the other, provided that nothing herein
                                                    --------
shall prevent either party hereto from enforcing its rights hereunder; further,
                                                                       -------
provided that the foregoing shall not prohibit Executive and the Company from
--------
making good faith comparative claims regarding the products and services of the Company and those of an entity by which Executive may be employed following termination of his employment hereunder, if the making of such claims does not otherwise violate this Agreement.

     (f) The Executive acknowledges that a breach of any of the covenants contained in Section 5(a), (b), (c), (d) or (e) may result in material irreparable injury to the Company for which there is no adequate remedy at law, that it will not be possible to measure damages for such injury precisely and that, in the event of such a breach or threat thereof, the Company shall be entitled to a temporary restraining order and/or a preliminary or permanent injunction, restraining the Executive from engaging in such prohibited activities or such other relief as may be required specifically to enforce any of the covenants contained therein. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach.

     (g) The restrictions set forth in Section 5(a), (b), (c), (d) and (e) are considered by the parties hereto to be reasonable for the purposes of protecting the business of the Company. However, if any such restriction is found by a court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it is the intention of the parties that such restriction shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

     6. Post-Termination Assistance.  The Executive agrees that after his
        ---------------------------
employment with the Company has terminated he will provide, upon reasonable notice, such information and assistance to the Company as may reasonably be requested by the Company in connection with any audit, governmental investigation or litigation in which it or any of its affiliates is or may become a party; provided, however, that (a) any such assistance may not
                --------  -------
unreasonably interfere with the then-current employment of the Executive, and
(b) the Company agrees to pay the Executive (i) for any related out-of-pocket expenses incurred, including travel expenses, and (ii) reasonable compensation for his time based on his rate of Annual Base Salary at the time of termination, unless the Executive is then being paid severance pursuant to Section 4(a)(ii) or the date on which such assistance is needed is within the 12-month period following the Executive's receipt of a lump sum severance payment pursuant to
Section 4(a)(ii).

     7. Change in Control. For purposes of this Agreement, a "Change in Control"
        -----------------
shall mean:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such shares issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire shares (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors or member managers (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Section 7(a), the following
--------  -------
acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any "affiliate" of the Company, within the meaning of 17 C.F.R.
(S) 230.405 (an "Affiliate"), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company, (C) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of Section 7(c), or (D) any acquisition by any entity in which the Executive has a direct or indirect equity interest of greater than five percent; or

     (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to
       --------  -------
the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock or interests and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (ii) no Person (excluding (A) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company, or such corporation resulting from such Business Combination or any Affiliate of such corporation, or (B) any entity in which the Executive has a direct or indirect equity interest of greater than five percent or any Affiliate of such entity) beneficially owns, directly or indirectly, 50% or more (on a fully diluted basis) of, respectively, the then outstanding shares of common stock or interests of the corporation or entity resulting from such Business Combination, taking into account as outstanding for this purpose such common stock or interests issuable upon the exercise of options or warrants, the conversion of convertible stock, interests or debt, and the exercise of any similar right to acquire such common stock or interests, or the combined voting power of the then outstanding voting securities of such corporation or other entity except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors or equivalent governing body of the corporation or other entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) Approval by the shareholders or equityholders of the Company of a complete liquidation or dissolution of the Company.

     8. Successors  (a)  This Agreement is personal to the Executive and without
        ----------
the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs and personal and legal representatives.


     (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

     9. Indemnification.  (a) Indemnification.  Executive shall be indemnified
        ---------------       ---------------
held harmless by the Company to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, against all expenses, liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in any settlement approved in advance by the Company, such approval not to be unreasonably withheld) (collectively, "Indemnifiable Expenses") actually incurred or suffered by Executive in connection with any present or future threatened, pending or contemplated investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, to which Executive is a defendant, is threatened to be made a defendant, or is or has been identified as a target in connection with any criminal investigation or proceeding by reason of any action or inaction taken by Executive, within the scope of Executive's present or former employment by, or service as a director for, the Company in Executive's capacity as an officer, employee or director of the Company or any of its subsidiaries or affiliates (collectively, "Indemnifiable Litigation").

     (b) Advance Payment of Interim Expenses.  The Company agrees to pay prompt
         -----------------------------------
Indemnifiable Expenses incurred by Executive in connection with any Indemnifiable Litigation in advance of the final disposition thereof, provided
                                                                      --------
that the Company has received an undertaking by or on behalf of Executive, to the extent required by law, to repay the amount so advanced to the extent that it is finally adjudicated by court order or judgment from which no further right of appeal exists that

Executive is not entitled to be indemnified by the Company under this Agreement or otherwise. The advances to be made hereunder shall be paid by the Company to Executive within ten (10) business days following delivery of a written request therefor by Executive to the Company.

     (c) Provision of Counsel Where Executive Is Not A Defendant Or Target.  The
         -----------------------------------------------------------------
Company shall provide Executive with legal representation, at no cost to the Executive, in the event that the Executive shall be called upon to provide sworn testimony in connection with any investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (collectively a "Non-Party Proceeding") as to which Executive is not a defendant or target. The Company may designate one counsel to represent both the Company and/or one or more directors or officers of the Company. Executive may reject the counsel designated and require the Company to designate other counsel only in the event that designated counsel has a disqualifying conflict of interest. Executive may, at his own expense, retain counsel of his own choosing at any time.

     (d) Procedure for Making Demand. Executive shall, as a condition precedent
         ---------------------------
to his rights under this Section 9, give the Company notice in writing as soon as practicable of any claim or demand made against Executive for which indemnification or the provision of counsel will or could be sought under this
Section 9. No failure to give such notice shall relieve the Company from any obligations hereunder, except to the extent, if any, such failure shall materially and adversely affect and prejudice the Company. Notice to the Company shall be directed to the Company at the address set forth in Section 10(e) hereof (or such other address as the Company shall designate in writing to Executive). In addition, Executive shall give the Company such information and cooperation as it may reasonably require and as shall be within Executive's power, unless prohibited by law. Any indemnification or appointment of counsel provided for hereunder shall be made no later than ten (10) business days after receipt of the written request of Executive.

     (e) Failure to Indemnify.  (i) If a claim under this Section 9 for
         --------------------
indemnification or appointment of counsel is not paid in full by the Company or satisfied within ten (10) business days after a written request for payment thereof has been received by the Company, Executive may, but need not, at any time thereafter bring an action against the Company and, if successful in whole or in part, Executive shall also be entitled to be paid all expenses (including attorneys' fees and expenses) of bringing such action.

     (ii) It shall be a defense to such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Executive has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Executive for the amount claimed, but the burden of proving such defense shall be on the Company and Executive shall be entitled to receive interim payments of interim expenses pursuant to Section 9(b) hereof unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Executive's right to indemnification, the question of Executive's right to indemnification shall be for the Court to decide, and neither the failure of the Company (including the Board, independent legal counsel or its stockholders) to have made a determination that indemnification of Executive is proper in the circumstances because Executive has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including the Board, any committee or subgroup of the Board, independent legal counsel, or its stockholders) that Executive has not met such applicable standard of conduct, shall create a presumption that Executive has or has not met the applicable standard of conduct.

     (f) Notice to Insurers.  At the time of the receipt of a notice of a claim
         ------------------
pursuant to Section 9(d) hereof, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective director and officer liability insurance policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Executive, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

     (g) Retention of Counsel. In the event that the Company shall be obligated
         --------------------
to pay Indemnifiable Expenses under Section 9(a) of this Agreement as a result of any proceeding against Executive, the Company shall be entitled to assume the defense of such proceeding, with counsel approved by Executive, which approval shall not be unreasonably withheld, upon the delivery to Executive of written notice of its election to do so. The Executive may withhold such approval if he reasonably concludes that there may be a conflict of interest or position on any significant issue between the Company and the Executive in the conduct of the defense of such proceeding. After delivery of such notice, approval of such counsel by Executive and the retention of such counsel by the Company to represent the Executive, the Company will not be liable to Executive under this Agreement for any fees of any other counsel subsequently incurred by Executive with respect to that same proceeding; provided, however, that in the event of a
                                      --------  -------
proceeding brought by shareholders of the Company in the right of the Company, the Company agrees to retain counsel which is different and separate from the Company's counsel to represent Executive in such proceeding, subject to the other terms and conditions of this
Section 9(g).

     (h) Contract Rights Not Exclusive.  The contract rights conferred by this
         -----------------------------
Section 9 shall be in addition to, but not exclusive of, any right which Executive may have or may hereafter acquire under any statute, provision of the Company's Certificate of Incorporation or Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise. Nothing in this Section 9 shall be construed to affect or modify any such right.

     (i) Attorneys' Fees. In the event that any action is instituted by
         ----------------
Executive under this Agreement to enforce or interpret any of the terms of this
Section 9 and Executive prevails or substantially prevails in such action, Executive shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Executive with respect to such action. In the event of an action instituted by or in the name of the Company under this
Section 9 to enforce or interpret any terms hereof and Executive prevails or substantially prevails in such action, Executive shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Executive in defense of such action (including with respect to Executive's counterclaims and cross-claims made in such action).

     10. Miscellaneous.  (a)  Governing Law.  This Agreement shall be governed
         -------------        -------------
by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.


     (b) Captions and Amendments. The captions of this Agreement are not part
         -----------------------
of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     (c) Stipulation. Executive hereby stipulates to the Company that on the
         -----------
date of this Agreement, neither Executive nor his affiliates has any claim of any type against the Company, except claims that may arise under this Agreement, and represents and warrants that this Agreement does not conflict with any other agreement to which Executive is a party.

     (d) Construction. The parties have participated jointly in the negotiation
         ------------
and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

     (e) Notices. All notices and other communications hereunder shall be in
         -------
writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               If to the Executive:
               -------------------
               Geoffrey A. Whynot
               Medical Resources, Inc.
               155 State Street
               Hackensack, New Jersey 07601
               Tel: 201 488-6230
               Fax: 201 488-8455

               If to the Company:
               ------------------------------

               Medical Resources, Inc.
               155 State Street
               Hackensack, New Jersey 07601
               Attn:  Duane C. Montopoli
               Tel:   201 488-6230
               Fax:   201 488-3546

               With a copy to:

               Willkie Farr & Gallagher
               153 East 53rd Street
               One Citicorp Center
               New York, New York 10022
               Attn:  Michael J. Segal, Esq.
               Tel:   212 821-1514
               Fax:   212 821-1555

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

     f. Enforceability. The invalidity or unenforceability of any provision of
        --------------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     g. Withholding. The Company may withhold from any amounts payable under
        -----------
this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

     h. No Waiver. The Executive's or the Company's failure to insist upon
        ---------
strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement. No waiver of any provision of this Agreement by the Company or the Executive shall be effective unless it is in writing signed by the party against whom enforcement is sought.

          IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

          This instrument may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.


                              GEOFFREY A. WHYNOT


                              ________________________

                              MEDICAL RESOURCES, INC.


                              By: _________________________
                                 Name:  Duane C. Montopoli
                                 Title:  President and Chief
                                         Executive Officer